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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934
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                             Prime Response, Inc.
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            (Exact name of registrant as specified in its charter)

Delaware                                                         13-3972166
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(State of incorporation                                        (IRS Employer
or organization)                                             Identification No.)

                 150 CambridgePark Drive, Cambridge, MA 02140
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(Address of principal executive offices)                         (Zip Code)

If this form relates to the registration of a     If this form relates to the registration of a
class of securities pursuant to Section 12(b)     class of securities pursuant to Section 12(g)
of the Exchange Act and is effective              of the Exchange Act and is effective
pursuant to General Instruction A.(c),            pursuant to General Instruction A.(d),
please check the following box.   [ ]             please check the following box.   [ x ]

Securities Act registration statement file number to which this form relates :     333-92461
                                                                                 -----------------
                                                                             (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                  Name of Each Exchange on Which
          to be so Registered                  Each Class is to be Registered
          -------------------                  ------------------------------

-------------------------------------      -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                              Common Stock, $.01 par value per share
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                                         (Title of Class)
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Item 1:  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-92461) is incorporated herein by reference.

Item 2:  Exhibits.
         --------

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Amended and Restated Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Form of Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Form of Amendment to the Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit
          3.3 to the Company's Registration Statement on Form S-1.

     4.   Bylaws of the Registrant, as amended, incorporated by reference to
          Exhibit 3.4 to the Company's Registration Statement on Form S-1.

     5. Form of Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.5 to the Company's Registration Statement on Form S-1.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              Prime Response, Inc.


                              By:   s/s Peter J. Boni
                                    ------------------------------
                                    Peter J. Boni
                                    President and
                                    Chief Executive Officer

January 12, 2000